Exhibit (a.55)

ISHARES, INC.

ARTICLES SUPPLEMENTARY

iShares, Inc., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “SDAT”) that:

FIRST: Under a power contained in Article FIFTH of the Charter (the “Charter”) of the Corporation, and pursuant to Section 2-208 of the Maryland General Corporation Law (the “MGCL”), the Board of Directors of the Corporation (the “Board of Directors”), by resolutions duly adopted, reclassified 550,000,000 shares of undesignated Common Stock, par value $.001 per share (the “Common Stock”), as additional shares of iShares ESG MSCI EM ETF, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of such series of Common Stock as set forth in the Charter.

SECOND: Immediately before these Articles Supplementary were accepted for record by the SDAT, the total number of authorized shares of Common Stock was 33,850,000,000, with an aggregate par value of $33,850,000, of which 5,733,375,000 were shares without further classification or designation and 28,116,625,000 were classified and designated as follows:

Series	Number of Shares
iShares Asia/Pacific Dividend ETF	500,000,000
iShares Core MSCI Emerging Markets ETF	2,300,000,000
iShares Currency Hedged MSCI Emerging Markets ETF	250,000,000
iShares Edge MSCI Min Vol Emerging Markets ETF	500,000,000
iShares Edge MSCI Min Vol Global ETF	500,000,000
iShares Edge MSCI Multifactor Emerging Markets ETF	25,000,000
iShares J.P. Morgan EM Corporate Bond ETF	500,000,000
iShares Emerging Markets Dividend ETF	500,000,000
iShares Emerging Markets High Yield Bond ETF	500,000,000
iShares J.P. Morgan EM Local Currency Bond ETF	500,000,000
iShares US & Intl High Yield Corp Bond ETF	500,000,000
iShares International High Yield Bond ETF	500,000,000
iShares MSCI Australia ETF	627,800,000
iShares MSCI Austria ETF	100,000,000
iShares MSCI Belgium ETF	136,200,000
iShares MSCI Brazil ETF	500,000,000
iShares MSCI BRIC ETF	500,000,000
iShares MSCI Canada ETF	340,200,000
iShares MSCI Chile ETF	200,000,000
iShares MSCI Colombia ETF	25,000,000

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iShares ESG MSCI EM ETF	50,000,000
iShares MSCI Emerging Markets Asia ETF	500,000,000
iShares MSCI Emerging Markets ETF	2,000,000,000
iShares MSCI Emerging Markets ex China ETF	25,000,000
iShares MSCI Emerging Markets Small-Cap ETF	500,000,000
iShares MSCI Eurozone ETF	1,000,000,000
iShares MSCI France ETF	340,200,000
iShares MSCI Frontier 100 ETF	500,000,000
iShares MSCI Germany ETF	482,200,000
iShares MSCI Global Agriculture Producers ETF	500,000,000
iShares MSCI Global Energy Producers ETF	500,000,000
iShares MSCI Global Gold Miners ETF	500,000,000
iShares MSCI Global Metals & Mining Producers ETF	500,000,000
iShares MSCI Global Silver and Metals Miners ETF	500,000,000
iShares MSCI Hong Kong ETF	375,000,000
iShares MSCI Israel ETF	500,000,000
iShares MSCI Italy ETF	295,400,000
iShares MSCI Japan ETF	2,524,600,000
iShares MSCI Japan Small-Cap ETF	500,000,000
iShares MSCI Malaysia ETF	300,000,000
iShares MSCI Mexico ETF	255,000,000
iShares MSCI Netherlands ETF	255,000,000
iShares MSCI Pacific ex Japan ETF	1,000,000,000
iShares MSCI Russia ETF	1,000,000,000
iShares MSCI Singapore ETF	300,000,000
iShares MSCI South Africa ETF	400,000,000
iShares MSCI South Korea ETF	200,000,000
iShares MSCI Spain ETF	127,800,000
iShares MSCI Sweden ETF	63,600,000
iShares MSCI Switzerland ETF	318,625,000
iShares MSCI Taiwan ETF	900,000,000
iShares MSCI Thailand ETF	200,000,000
iShares MSCI Turkey ETF	200,000,000
iShares MSCI USA Equal Weighted ETF	500,000,000
iShares MSCI World ETF	500,000,000

THIRD: Immediately after these Articles Supplementary are accepted for record by the SDAT, the total number of authorized shares of Common Stock is 33,850,000,000, with an

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aggregate par value of $33,850,000, of which 5,183,375,000 are shares without further classification or designation and 28,666,625,000 are classified and designated as follows:

Series	Number of Shares
iShares Asia/Pacific Dividend ETF	500,000,000
iShares Core MSCI Emerging Markets ETF	2,300,000,000
iShares Currency Hedged MSCI Emerging Markets ETF	250,000,000
iShares Edge MSCI Min Vol Emerging Markets ETF	500,000,000
iShares Edge MSCI Min Vol Global ETF	500,000,000
iShares Edge MSCI Multifactor Emerging Markets ETF	25,000,000
iShares J.P. Morgan EM Corporate Bond ETF	500,000,000
iShares Emerging Markets Dividend ETF	500,000,000
iShares Emerging Markets High Yield Bond ETF	500,000,000
iShares J.P. Morgan EM Local Currency Bond ETF	500,000,000
iShares US & Intl High Yield Corp Bond ETF	500,000,000
iShares International High Yield Bond ETF	500,000,000
iShares MSCI Australia ETF	627,800,000
iShares MSCI Austria ETF	100,000,000
iShares MSCI Belgium ETF	136,200,000
iShares MSCI Brazil ETF	500,000,000
iShares MSCI BRIC ETF	500,000,000
iShares MSCI Canada ETF	340,200,000
iShares MSCI Chile ETF	200,000,000
iShares MSCI Colombia ETF	25,000,000
iShares ESG MSCI EM ETF	600,000,000
iShares MSCI Emerging Markets Asia ETF	500,000,000
iShares MSCI Emerging Markets ETF	2,000,000,000
iShares MSCI Emerging Markets ex China ETF	25,000,000
iShares MSCI Emerging Markets Small-Cap ETF	500,000,000
iShares MSCI Eurozone ETF	1,000,000,000
iShares MSCI France ETF	340,200,000
iShares MSCI Frontier 100 ETF	500,000,000
iShares MSCI Germany ETF	482,200,000
iShares MSCI Global Agriculture Producers ETF	500,000,000
iShares MSCI Global Energy Producers ETF	500,000,000
iShares MSCI Global Gold Miners ETF	500,000,000
iShares MSCI Global Metals & Mining Producers ETF	500,000,000
iShares MSCI Global Silver and Metals Miners ETF	500,000,000
iShares MSCI Hong Kong ETF	375,000,000
iShares MSCI Israel ETF	500,000,000
iShares MSCI Italy ETF	295,400,000
iShares MSCI Japan ETF	2,524,600,000
iShares MSCI Japan Small-Cap ETF	500,000,000
iShares MSCI Malaysia ETF	300,000,000
iShares MSCI Mexico ETF	255,000,000
iShares MSCI Netherlands ETF	255,000,000
iShares MSCI Pacific ex Japan ETF	1,000,000,000

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iShares MSCI Russia ETF	1,000,000,000
iShares MSCI Singapore ETF	300,000,000
iShares MSCI South Africa ETF	400,000,000
iShares MSCI South Korea ETF	200,000,000
iShares MSCI Spain ETF	127,800,000
iShares MSCI Sweden ETF	63,600,000
iShares MSCI Switzerland ETF	318,625,000
iShares MSCI Taiwan ETF	900,000,000
iShares MSCI Thailand ETF	200,000,000
iShares MSCI Turkey ETF	200,000,000
iShares MSCI USA Equal Weighted ETF	500,000,000
iShares MSCI World ETF	500,000,000

FOURTH: The shares of Common Stock described above have been classified by the Board of Directors under the authority contained in the Charter. These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law. These Articles Supplementary do not increase the total number of authorized shares of stock of the Corporation.

FIFTH: The undersigned officer acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of such officer’s knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

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IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Chief Financial Officer and attested to by its Assistant Secretary on this 22nd day of January, 2020.

ATTEST:	ISHARES, INC.

/s/ Lezlie Iannone	By:	/s/ Trent Walker	(SEAL)
Lezlie Iannone		Trent Walker
Assistant Secretary		Chief Financial Officer

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